EXHIBIT L-2

TEXT OF FUNDAMENTAL INVESTMENT RESTRICTIONS RECOMMENDED TO BE AMENDED
AS DESCRIBED IN PROPOSAL 4

Borrowing
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Borrow money, except that the Fund may borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).	Franklin Capital Growth Fund, Franklin International Smaller Companies Growth Fund, Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund, Franklin Floating Rate Daily Access Fund
Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).	Franklin Gold and Precious Metals Fund, Franklin Rising Dividends Fund, Franklin Aggressive Growth Fund, Franklin Small Cap Growth Fund II, Franklin Technology Fund, Templeton Global Long-Short Fund
Borrow money in excess of 5% of the value of the Fund’s total assets, and then only as a temporary measure for extraordinary or emergency purposes.	Franklin High Income Fund, Franklin Strategic Income Fund
Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 30% of the value of the Fund’s total assets (including the amount borrowed).	Franklin Total Return Fund
Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Real Estate Securities Fund, Franklin Flex Cap Growth Fund
Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund
Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made, and except to facilitate portfolio transactions in which the Fund is permitted to engage to the extent such transactions may be deemed to constitute borrowing under this restriction. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Biotechnology Discovery Fund

L-2-1

Borrow money, except that the Fund may borrow money from banks or other persons in privately arranged transactions that are not intended to be publicly distributed, or affiliated investment companies, to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).	Franklin U.S. Long-Short Fund
Borrow money, except from banks, in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Balance Sheet Investment Fund
Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).	Franklin Large Cap Value Fund
Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests or for other temporary or emergency purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin MicroCap Value Fund
Borrow money, except that the Fund may borrow money in a manner consistent with the Fund’s investment goal and policies in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed). The Fund may borrow in connection with short-sales and short-sales “against the box,” and the Fund may borrow from banks, other Franklin Templeton funds or other persons to the extent permitted by applicable law.	Franklin Small Cap Value Fund
Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).	Foreign Equity Series, Emerging Markets Series
Borrow money [or mortgage or pledge any of its assets]*, except that borrowings for temporary or emergency purposes may be made in the amount up to 5% of the total asset value.	Franklin California Tax-Free Income Fund, Inc., Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund
Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund
Borrow money [or mortgage or pledge any of the assets of the
Trust]*, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.	Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund,

 L-2-2

Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Cash Reserves Fund
Borrow money [or mortgage or pledge any of the assets of the
Trust]*, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.	Franklin Adjustable U.S. Government Securities Fund

Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, (IFT) Money Market Portfolio

Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.	Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund
Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of its total asset value. The Fund will not purchase additional portfolio securities while borrowings in excess of 5% of its total assets are outstanding.	Franklin Strategic Mortgage Portfolio
Borrow money [or mortgage or pledge any of its assets]*, except in the form of reverse repurchase agreements or from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Global Communications Fund, Franklin Natural Resources Fund
Borrow money [or mortgage or pledge any of its assets]*, except it may borrow up to 15% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The Fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.	Franklin Blue Chip Fund

 L-2-3

Borrow money [or mortgage or pledge any of its assets]*, except it may borrow up to 33 1/3% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. Each Fund may (a) borrow in connection with short sales and “short sales against the box”; (b) borrow from banks or other persons to the extent permitted by applicable law; (c) enter into reverse repurchase agreements; (d) obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities; and (e) make margin payments in connection with futures, options and currency transactions.	Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund
Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.	Franklin Templeton Hard Currency Fund
Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets therefore) for extraordinary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.	Franklin Templeton Money Fund
Borrow money [or mortgage or pledge any of its assets]*, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the Money Fund’s total asset value and up to 10% of the U.S. Securities Fund’s total asset value.	(TMMP) The Money Market Portfolio
Borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of the Fund’s total assets, it will not make any additional investments.	Templeton Foreign Smaller Companies Fund
____________________
*	The fundamental investment restriction regarding pledging or mortgaging a Fund’s assets is recommended to be eliminated.

Underwriting
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.	Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund,

 L-2-4

Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Strategic Mortgage Portfolio, (TMMP) The Money Market Portfolio
Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Adjustable U.S. Government Securities Fund, Franklin Templeton Money Fund, Franklin Cash Reserves Fund
Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.	Franklin High Income Fund
Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that, in the case of the Tennessee Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.	Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund
Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	Franklin Mutual Recovery Fund
Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.	Franklin Real Estate Securities Fund
Underwrite securities of other issuers.	Franklin Biotechnology Discovery Fund
Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).	Franklin Global Communications Fund

L-2-5

Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities); except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Natural Resources Fund
Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund.	Franklin Strategic Income Fund
Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. This does not preclude the Fund from obtaining short-term credit necessary for the clearance of purchases and sales of its portfolio securities.	Franklin Blue Chip Fund
Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.	Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund, Templeton Foreign Smaller Companies Fund, Franklin Balance Sheet Investment Fund
Underwrite the securities of other issuers.	Franklin Templeton Hard Currency Fund
Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)	Franklin Small Cap Value Fund, Franklin MicroCap Value Fund
Act as underwriter of securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.	(IFT) Money Market Portfolio
Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares or in connection with investments in other investment companies.	Franklin Global Real Estate Fund
Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).	Franklin Flex Cap Growth Fund
Underwrite securities of other issuers.	Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund
Act as an underwriter.	Foreign Equity Series, Emerging Markets Series

L-2-6

Lending
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan.	Franklin California Tax-Free Income Fund, Inc., Franklin New York Tax-Free Income Fund
Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.	Franklin California Limited-Term Tax-Free Income Fund, Franklin Capital Growth Fund, (FGT) Franklin Templeton High Income Fund, Franklin Large Capitalization Growth and Income Fund, Franklin Small Capitalization Equity Fund, Franklin Templeton Core Fixed Income Fund, Franklin International Smaller Companies Growth Fund, Franklin Templeton Core Plus Fixed Income Fund, Franklin Gold and Precious Metals Fund, Franklin Real Return Fund, Franklin Floating Rate Daily Access Fund, Franklin Rising Dividends Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin Aggressive Growth Fund, Franklin Small Cap Growth Fund II, Franklin Technology Fund, Franklin U.S. Long-Short Fund, Franklin Templeton Founding Funds Allocation Fund, Franklin Templeton Corefolio Allocation Fund, Franklin Templeton Perspectives Allocation Fund, Templeton Global Long-Short Fund, Franklin Large Cap Value Fund, Franklin MidCap Value Fund, Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund, Franklin Global Real Estate Fund, Franklin Templeton Emerging Market Debt Opportunities Fund
Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S. Government Securities Fund, may be loaned to broker-dealers or other institutional investors as discussed under “Loans of portfolio securities.” For additional information relating to this policy see discussion under “Loan Participations” and “Illiquid Securities” [in the Funds’ Statement of Additional Information].	Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund
Make loans, except (a) through the purchase of debt securities in accordance with the investment objective and policies of the Portfolio, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described below.	Franklin Templeton Money Fund, (IFT) Money Market Portfolio

L-2-7

Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund’s portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.	Franklin High Income Fund, Franklin Strategic Income Fund
Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.	Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.	Franklin Total Return Fund
Make loans, except by engaging in repurchase transactions and except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan.	Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund
Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission (SEC) and the securities exchanges on which such securities are traded.	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Make loans, except through the purchase of debt securities which are customarily purchased by institutional investors, including the municipal securities described above, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan.	Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund
Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan.	Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund,

L-2-8

Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund
Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund’s portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.	Franklin Real Estate Securities Fund, Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund, Templeton Foreign Smaller Companies Fund
Lend any funds or other assets, except by the purchase of bonds, debentures, notes, or other debt securities as described in its prospectus; and except that securities of the Fund may be loaned to qualified broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund’s total assets at the time of the most recent loan. Also, the entry into repurchase agreements is not considered a loan for purposes of this restriction.	Franklin Strategic Mortgage Portfolio
Loan money, except as is consistent with the Fund’s investment objective, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act) and any rules or orders thereunder.	Franklin Blue Chip Fund, Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund
Make loans to others except through the purchase of debt obligations referred to in the prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund’s total assets. Any loans of portfolio securities will be made according to guidelines established by the U.S. Securities and Exchange Commission (SEC) and the board of trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.	Franklin Templeton Hard Currency Fund
Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 25% of the value of the Fund’s total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (SEC) and the board, including maintenance of collateral of the borrower equal at all times to at least 102% of the current market value of the securities loaned.	Franklin Balance Sheet Investment Fund
Make loans to other persons, except by the purchase of debt obligations, or through loans of the Fund’s portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan.	Franklin MicroCap Value Fund

L-2-9

Loan money, except as consistent with the Fund’s investment goal, and except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton funds to the extent permitted by the 1940 Act and any rules or orders thereunder.	Franklin Small Cap Value Fund
Make loans, except (a) through the purchase of debt securities in accordance with the investment goal and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described below.	Franklin Cash Reserves Fund
Make loans, except (a) through the purchase of debt securities in accordance with the investment goals and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described below.	(TMMP) The Money Market Portfolio
Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.	Foreign Equity Series, Emerging Markets Series
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Funds may also make loans to investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.	Foreign Smaller Companies Series, Franklin Convertible Securities Fund
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules or exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	Templeton World Fund, Templeton Foreign Fund, Templeton Global Smaller Companies Fund, Templeton Global Bond Fund, Franklin Low Duration Total Return Fund, Franklin Mutual Recovery Fund, Templeton China World Fund, Templeton Developing Markets Trust, Franklin Balanced Fund, Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund, Franklin Templeton 2045 Retirement Target Fund

Real Estate
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.	Franklin California Tax-Free Income Fund, Inc., Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, Franklin New York Tax-Free Income Fund

L-2-10

Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.	Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund
Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.	(TMMP) The Money Market Portfolio, (IFT) Money Market Portfolio, Franklin Cash Reserves Fund
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.	Franklin California Limited-Term Tax-Free Income Fund, Franklin Templeton High Income Fund, Franklin Large Capitalization Growth and Income Fund, Franklin Small Capitalization Equity Fund, Franklin Templeton Core Fixed Income Fund, Franklin Templeton Core Plus Fixed Income Fund, Franklin Real Return Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin Templeton Founding Funds Allocation Fund, Franklin Templeton Corefolio Allocation Fund, Franklin Templeton Perspectives Allocation Fund, Franklin MidCap Value Fund, Franklin Templeton Emerging Market Debt Opportunities Fund

L-2-11

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.	Franklin Low Duration Total Return Fund, Franklin Balanced Fund, Franklin Templeton 2015 Retirement Target Fund, Franklin Templeton 2025 Retirement Target Fund, Franklin Templeton 2035 Retirement Target Fund, Franklin Templeton 2045 Retirement Target Fund
Buy or sell real estate (other than interests in real estate investment trusts).	Franklin High Income Fund
Acquire, lease or hold real estate. This Restriction does not prevent a Fund from investing in REITs if they meet the investment goal and policies of the Fund. The Equity Fund, as noted in the prospectus, may invest up to 5% of its net assets in REITs.	Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund
Acquire, lease or hold real estate.	Franklin Adjustable U.S. Government Securities Fund
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	Franklin Mutual Recovery Fund
Invest directly in real estate, except that the Fund could own real estate directly as a result of a default on debt securities it owns.	Franklin Real Estate Securities Fund, Franklin Global Real Estate Fund
Acquire, lease, or hold real estate. (This limitation does not preclude investments in securities collateralized by real estate or interests therein.)	Franklin Strategic Mortgage Portfolio
Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the Fund may, however, invest in marketable securities issued by real estate investment trusts.	Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund
Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest up to 10% of its assets in marketable securities issued by real estate investment trusts.	Franklin Natural Resources Fund
Buy or sell real estate (other than interests in real estate investment trusts).	Franklin Strategic Income Fund
Buy or sell real estate or securities of real estate investment trusts.	Franklin Templeton Hard Currency Fund
Invest directly in real estate or real estate limited partnerships (although the Fund may invest in real estate investment trusts).	Templeton Foreign Smaller Companies Fund
Acquire, lease or hold real estate, including real estate limited partnerships, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.	Franklin Templeton Money Fund
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein.	Templeton China World Fund, Templeton Global Bond Fund
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein.	Templeton World Fund, Templeton Foreign Fund
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein.	Templeton Global Smaller Companies Fund

L-2-12

Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts.	Franklin Capital Growth Fund, Franklin Floating Rate Daily Access Fund, Franklin Total Return Fund, Franklin Rising Dividends Fund, Franklin Small Cap Growth Fund II, Franklin U.S. Long-Short Fund, Templeton Global Long-Short Fund, Franklin Large Cap Value Fund, Franklin Gold and Precious Metals Fund
Purchase or sell real estate, except that the Fund may buy or sell securities of real estate investment trusts.	Franklin International Smaller Companies Growth Fund, Franklin Aggressive Growth Fund, Franklin Technology Fund
Invest directly in interests in real estate. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.	Franklin Blue Chip Fund
Invest directly in interests in real estate, except that the Fund could own real estate directly as a result of a default on debt securities it owns. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.	Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund
Invest directly in interests in real estate. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.	Franklin Small Cap Value Fund
Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts and purchase, hold or sell real estate acquired as a result of ownership of securities or other instruments.	Foreign Smaller Companies Series, Franklin Convertible Securities Fund
Purchase or sell real estate, except that the Fund may buy or sell securities of real estate investment trusts.	Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund
Purchase or sell real estate.	Franklin Biotechnology Discovery Fund
Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); or purchase or sell commodity contracts (except futures contracts as described in this SAI).	Foreign Equity Series, Emerging Markets Series
Purchase or sell real estate. Debt or equity securities issued by companies engaged in the real estate businesses are not considered real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Buy or sell real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)	Franklin Balance Sheet Investment Fund
Invest directly in interests in real estate, including limited partnership interests. (This restriction does not preclude investments in marketable securities of issuers engaged in such activities.)	Franklin MicroCap Value Fund

Commodities
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Invest in commodities and commodity contracts.	Franklin California Tax-Free Income Fund, Inc., Franklin New York Tax-Free Income Fund, Franklin California Insured Tax-Free Income Fund,

L-2-13

Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Templeton Money Fund, (IFT) Money Market Portfolio, Franklin Cash Reserves Fund, Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund, (TMMP) The Money Market Portfolio, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund
Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.	Franklin California Limited-Term Tax-Free Income Fund, Franklin Templeton High Income Fund, Franklin Large Capitalization Growth and Income Fund, Franklin Small Capitalization Equity Fund, Franklin Templeton Core Fixed Income Fund, Franklin Templeton Core Plus Fixed Income Fund, Franklin Real Return Fund, Franklin Low Duration Total Return Fund, Franklin Mutual Recovery Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin Templeton Founding Funds Allocation Fund, Franklin Templeton Corefolio Allocation Fund, Franklin Templeton Perspectives Allocation Fund, Franklin MidCap Value Fund, Templeton China World Fund, Templeton Developing Markets Trust, Franklin Global Real Estate Fund, Franklin Templeton Emerging Market Debt Opportunities Fund

L-2-14

Invest in commodities and commodity contracts, except the Fund may enter into commodities contracts for hedging purposes. (Futures and related options are not considered to be within the meaning of “commodity contracts, for purposes of this restriction.)	Franklin Strategic Mortgage Portfolio
Buy or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options thereon, and forward contracts.	Franklin Blue Chip Fund
Purchase or sell commodities or commodity contracts; except that the Fund may enter into interest rate and financial futures contracts, options thereon, and forward contracts.	Franklin Small Cap Value Fund
Buy or sell commodities or commodity contracts.	Franklin High Income Fund
Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.	Franklin Capital Growth Fund, Franklin Floating Rate Daily Access Fund, Franklin Total Return Fund, Franklin Rising Dividends Funds, Franklin Small Cap Growth Fund II, Franklin U.S. Long-Short Fund, Templeton Global Long-Short Fund, Franklin Large Cap Value Fund
Purchase or sell commodities.	Franklin Biotechnology Discovery Fund, Franklin Natural Resources Fund, Franklin Templeton Conservative Target Fund, Franklin Templeton Growth Target Fund, Franklin Templeton Moderate Target Fund
Invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures).	Franklin Flex Cap Growth Fund, Franklin Small-Mid Cap Growth Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund
Invest in commodities and commodity contracts, except that the Fund may invest in financial futures and related options on futures with respect to securities and securities indices.	Franklin Real Estate Securities Fund
Invest in commodities or commodities contracts or interests (other than publicly-traded equity securities), except that the Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith.	Templeton Foreign Smaller Companies Fund
Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, indices or any other financial instruments, and may purchase and sell options on such futures contracts.	Franklin International Smaller Companies Growth Fund, Franklin Convertible Securities Fund
Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts, and may also invest in gold bullion and foreign currency in the form of gold coins.	Franklin Gold and Precious Metals Fund
Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.	Franklin Aggressive Growth Fund, Franklin Technology Fund
Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on futures contracts.	Foreign Smaller Companies Series

 L-2-15

Purchase or sell commodities, except that the Fund may enter into financial futures contracts, options thereon, and forward contracts.	Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund
Purchase or sell commodity contracts (except futures contracts as described in this SAI).	Foreign Equity Series, Emerging Markets Series
Purchase or sell commodities or commodity futures contracts or financial futures contracts.	Franklin Balance Sheet Investment Fund
Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.	Franklin MicroCap Value Fund
Buy or sell commodities, except that the Fund may buy or sell currencies, may enter into futures contracts on securities, currencies or other indices or any other financial instruments, and may buy or sell options on such futures contracts.	Franklin Strategic Income Fund
Buy or sell commodities, except that the Fund may buy or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may buy and sell options on such futures contracts.	Franklin Templeton Hard Currency Fund

Senior Securities
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.	Franklin Capital Growth Fund, Franklin International Smaller Companies Growth Fund, Franklin Gold and Precious Metals Fund, Franklin Rising Dividends Fund, Franklin Aggressive Growth Fund, Franklin Small Cap Growth Fund II, Franklin Technology Fund, Franklin U.S. Long-Short Fund, Templeton Global Long-Short Fund, Franklin Large Cap Value Fund, Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund, Franklin Floating Rate Daily Access Fund
Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by [other] restrictions.	Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Strategic Mortgage Portfolio
Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 [relating to borrowing].	Franklin Adjustable U.S. Government Securities Fund
Issue securities senior to the Fund’s presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.	Franklin Total Return Fund
Issue securities senior to its stock in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.	Franklin Blue Chip Fund, Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund
Issue senior securities, as defined in the Investment Company Act of 1940, as amended (1940 Act), except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.	Franklin Balance Sheet Investment Fund

 L-2-16

Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions or engage in the short sales of securities, except short sales “against the box,” if the cash or securities deposited in the segregated account with the Fund’s custodian to collateralize its short positions in the aggregate exceed 25% of the Fund’s net assets.	Franklin MicroCap Value Fund
Issue securities senior to the Fund’s presently authorized shares of beneficial interest.	Franklin Small Cap Value Fund
Issue senior securities except as set forth in [the Fund’s investment restriction relating to borrowing money.]	Foreign Equity Series, Emerging Markets Series
Issue senior securities.	Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund, Franklin Utilities Fund, Franklin High Income Fund, Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund, Franklin New York Tax-Free Income Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund, Franklin Real Estate Securities Fund, Franklin Flex Cap Growth Fund, Franklin Biotechnology Discovery Fund, Franklin Global Communications Fund, Franklin Global Health Care Fund, Franklin Natural Resources Fund, Franklin Small-Mid Cap Growth Fund, Franklin Strategic Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Florida Insured Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Templeton Hard Currency Fund, Templeton Foreign Smaller Companies Fund, (TMMF) The Money Market Portfolio, (IFT) Money Market Portfolio, Franklin Templeton Money Fund, Franklin Cash Reserves Fund

L-2-17

Concentration
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund
Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.	Franklin California Tax-Free Income Fund, Inc., Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund
Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry; although for purposes of this limitation, tax exempt securities and U.S. government obligations, as well as securities of other investment companies, are not considered to be a part of any industry.	Franklin California Limited-Term Tax-Free Income Fund
Invest more than 25% of the value of the Fund’s total assets in one particular industry.	Franklin High Income Fund
Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the Fund’s policies, as described in the prospectus, state otherwise, and further does not apply to the extent that the Fund invests all of its assets in another registered investment company having the same investment objective and policies.	Franklin Templeton Money Fund, (IFT) Money Market Portfolio
Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).	Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund
Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.	Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund, Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund, Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund

L-2-18

Invest more than 25% of the Fund’s assets (at the time of the most recent investment) in any single industry, except that the Fund will concentrate its investments in real estate securities, and except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.	Franklin Real Estate Securities Fund
Invest more than 25% of the Fund’s assets (at the time of the most recent investment) in any single industry.	Franklin Flex Cap Growth Fund, Franklin Small Cap Value Fund, Franklin Small-Mid Cap Growth Fund, Templeton Foreign Smaller Companies Fund, Franklin Large Cap Value Fund
Invest more than 25% of the Fund’s assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.	Franklin Small Cap Growth Fund II, Franklin Blue Chip Fund, Foreign Smaller Companies Series
Concentrate its investments in any industry except that the Fund will invest at least 25% of its total assets in equity securities of biotechnology companies.	Franklin Biotechnology Discovery Fund
Concentrate in any industry except that the Fund will invest at least 25% of total assets in the group of health care industries consisting of pharmaceuticals, biotechnology, health care services, medical supplies and medical technology.	Franklin Global Health Care Fund
Concentrate in any industry, except that the Fund will invest at least 25% of total assets in the equity and debt securities issued by domestic and foreign companies in the utilities industries.	Franklin Global Communications Fund
Concentrate in any industry, except that under normal circumstances the Fund will invest at least 25% of total assets in the securities issued by domestic and foreign companies operating within the natural resources sector; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.	Franklin Natural Resources Fund
[The Fund] [c]oncentrates its investments in equity securities of companies in the technology sector, including companies expected to benefit from the development, advancement, and use of technology.	Franklin Technology Fund
Invest more than 25% of the value of the Fund’s total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goals and policies as the Fund.	Franklin Strategic Income Fund

Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Securities issued by a foreign government, its agencies and instrumentalities, or by supranational organizations, are considered one industry for concentration purposes.

Franklin Templeton Hard Currency Fund
Invest more than 25% of the Fund’s assets (at the time of the most recent investment) in any single industry.	Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund

L-2-19

Invest more than 25% of its assets in securities of any industry, except that this policy is inapplicable where the Fund’s policies, as described in its current prospectus, state otherwise, and further does not apply to the extent that the Fund invests all or substantially all of its assets in another registered investment company having the same investment objective and policies. For purposes of this limitation, U.S. government obligations are not considered to be part of any industry.	Franklin Cash Reserves Fund
Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the policies of the Fund as described in Part A specify otherwise.	(TMMP) The Money Market Portfolio
Invest more than 25% of its total assets in a single industry. The SEC considers each foreign government to be a separate industry.	Foreign Equity Series

Invest more than 25% of its total assets in a single industry. The SEC considers each foreign government to be a separate industry.

Emerging Markets Series may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry.

Emerging Markets Series
(Growth, DynaTech, Income and Utilities Fund also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Fund will concentrate its investments in the utilities industry).	Franklin Dynatech Fund, Franklin Income Fund, Franklin Growth Fund, Franklin Utilities Fund
The Fund may concentrate (invest more than 25% of total assets) in securities of issuers engaged in mining, processing, or dealing in gold, or other precious metals.	Franklin Gold and Precious Metals Fund
Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.	Franklin Floating Rate Daily Access Fund

Invest more than 25% of assets in securities of any industry, except that, in the case of the Tennessee Fund, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. For purposes of this limitation, municipal securities and U.S. government obligations are not considered to be part of any industry.

Municipal securities issued to finance non-governmental business activities generally are not considered exempt from taxation under federal law. As such, these securities, if purchased by a Fund, will be subject to the prohibition in investment restriction number 10 against concentrating in an industry.

Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund
Concentrate its investments in any particular industry or group of industries.	Franklin U.S. Government Securities Fund, Franklin Equity Income Fund, Franklin Convertible Securities Fund, Franklin Adjustable U.S. Government Securities Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Global Real Estate Fund, Franklin Mutual Recovery Fund, Franklin Strategic Mortgage Portfolio, Franklin Templeton Conservative Target Fund, Franklin Templeton Moderate Target Fund, Franklin Templeton Growth Target Fund

L-2-20

Diversification
Current Fundamental Investment Restriction (The Fund may not . . .)	Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

As a fundamental policy, the Insured and Money Funds will not buy a security if, with respect to 75% of their total assets, more than 5% would be in the securities of a single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities.

Franklin California Insured Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or pre-refunded bonds are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

Franklin California Tax-Free Income Fund, Inc.
Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.	Franklin California Intermediate-Term Tax-Free Income Fund

Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

As a fundamental policy, the Limited-Term Fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of a single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities.

Franklin California Limited-Term Tax-Free Income Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. See “Diversification” [in its SAI].

Franklin New York Tax-Free Income Fund

Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

As a fundamental policy, the Fund will not buy a security if, with respect to 75% of its total assets, more than 5% would be in securities of any single issuer (with the exception of obligations of the U.S. government).

Franklin Federal Limited-Term Tax-Free Income Fund

L-2-21

Buy the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.	Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund, Franklin New York Tax-Exempt Money Fund

Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities.

Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

Franklin Dynatech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund

Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

With respect to the Fund’s fundamental investment restriction 7, securities of other investment companies include those that are either registered or excluded from registration under Section 3(c) of the 1940 Act.

Franklin International Smaller Companies Growth Fund
Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).	Franklin High Income Fund

Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), the Funds may invest in shares of money market funds managed by the manager or its affiliates.

Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund
Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.	Franklin Convertible Securities Fund, Franklin Rising Dividends Fund, Franklin Small Cap Growth Fund II, Franklin U.S. Long-Short Fund, Templeton Global Long-Short Fund

Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund.

Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies of the Fund. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

Franklin Adjustable U.S. Government Securities Fund

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Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities), if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund’s total assets may be invested without regard to such 5% and 10% limitations.	Franklin Total Return Fund, Mutual Beacon Fund, Mutual Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Florida Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

All of the Funds, except the Florida Fund, are diversified funds. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in securities of any single issuer (with the exception of obligations of the U.S. government).

Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund, Franklin Ohio Insured Tax-Free Income Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

All of the Funds, except the Maryland Fund, are diversified funds. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in securities of any single issuer (with the exception of obligations of the U.S. government).

Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund

Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate Term Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

All of the Funds, except the Connecticut and Federal Intermediate Term Funds, are diversified funds. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in securities of any single issuer (with the exception of obligations of the U.S. government).

Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income Fund

Invest more than 5% of the value of its total assets in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

Franklin Strategic Mortgage Portfolio
Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund’s total assets may be invested without regard to such 5% and 10% limitations.	Franklin Aggressive Growth Fund, Franklin Structured Large Cap Core Equity Fund, Franklin Structured Large Cap Growth Equity Fund

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Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer.	Franklin Small-Mid Cap Growth Fund
Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Internal Revenue Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the Fund’s total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.	Franklin Templeton Hard Currency Fund
Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer.	Templeton Foreign Smaller Companies Fund

Have invested as of the last day of any fiscal quarter (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund’s total assets, more than 5% of its total assets in the obligations of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

Franklin Balance Sheet Investment Fund
The Fund may not purchase the securities of any one issuer (other than obligations of the U.S. government, its agencies or instrumentalities) if, immediately thereafter, more than 5% of the value of its total assets would be invested in the securities of any one issuer with respect to 75% of the Fund’s total assets (pursuant to an operating policy on diversification adopted by the board of trustees of the Fund and to comply with requirements under Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), the 5% limitation applies to the Portfolio’s total assets and is more restrictive than the Fund’s fundamental policy), or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund, except that this policy does not apply to the extent all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.	(IFT) Money Market Portfolio

The Fund: (a) may not buy a security if, with respect to 75% of its total assets, more than 5% would be invested in the securities of any one issuer, and (b) may not invest in a security if the Fund would own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. government or its instrumentalities. In accordance with procedures adopted pursuant to Rule 2a-7 under the Investment Company Act of 1940 (1940 Act), the Money Fund will not invest more than 5% of the Money Fund’s total assets in Eligible Securities of a single issuer, other than U.S. government securities.

As a money market fund, the Fund must follow certain procedures required by federal securities laws that may be more restrictive than some of the Fund’s other policies or investment restrictions. With respect to diversification, these procedures require that the Fund not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest up to 25% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days

(TMMP) The Money Market Portfolio

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after purchase. The Fund also must not invest more than (a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category. These procedures are fundamental policies of the Fund.
Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.	Foreign Equity Series

Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

With respect to 75% of its total assets, Emerging Markets Series may only invest up to 5% of its total assets in securities issued by any one company or foreign government. Emerging Markets Series may invest any amount of its assets in U.S. government securities.

Emerging Markets Series
As a money market fund, the Fund must follow certain procedures required by federal securities laws that may be more restrictive than some of the Fund’s other policies or investment restrictions. With respect to diversification, these procedures require that the Fund not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest up to 25% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The Fund also must not invest more than (a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category. These procedures are fundamental policies of the Fund, except to the extent that the Fund invests all of its assets in another registered investment company with the same investment objective and substantially similar policies as the Fund.	Franklin Templeton Money Fund, Franklin Cash Reserves Fund
Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.	Franklin Large Cap Value Fund, Foreign Smaller Companies Series
As a diversified fund, with respect to 75% of its total assets, the Fund may not invest more than 5% in any one issuer nor may it own more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to cash, cash items (including receivables), government securities, and securities of other investment companies. All or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.	Franklin Blue Chip Fund
Sell short the securities of any one issuer, if immediately after such investment (a) the market value of such issuer’s securities sold short would exceed more than 5% of the value of the Fund’s total assets, or (b) the securities sold short would constitute more than 10% of the outstanding voting securities of such issuer.	Franklin U.S. Long-Short Fund, Templeton Global Long-Short Fund

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